Exhibit 99.3

                    AMENDED AND RESTATED SECURITY AGREEMENT

                           dated as of April 5, 2000

                                       by

                                  PEAPOD, INC.

                                     Debtor

                                       to

                                   BEW, Inc.

                                      and

                              KONINKLIJKE AHOLD NV

                              each a Secured Party

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
Section 1. Definitions......................................................    1

Section 2. Collateral.......................................................    5
   2.1 Grant of Security Interest...........................................    5
   2.2 Perfection and Protection of Security Interest.......................    6
   2.3 Location of Offices and Collateral...................................    6
   2.4 Title to, Liens on, and Sale and Use of Collateral...................    7
   2.5 Appraisals...........................................................    7
   2.6 Access and Examination; Confidentiality..............................    7
   2.7 Collateral Reporting.................................................    8
   2.8 Accounts.............................................................    8
   2.9 Collection of Accounts; Payments.....................................    9
   2.10 Inventory...........................................................    9
   2.11 Equipment...........................................................   10
   2.12 Assigned Contracts..................................................   10
   2.13 Documents, Instruments, and Chattel Paper...........................   11
   2.14 Right to Cure.......................................................   11
   2.15 Power of Attorney...................................................   11
   2.16 The Secured Party's Rights, Duties and Liabilities..................   11

Section 3. Information and Notices..........................................   12
   3.1 Information..........................................................   12
   3.2 Notices to Secured Party.............................................   12

Section 4. Events of Default................................................   13

Section 5. Remedies.........................................................   13
   5.1 Remedies of Secured Party............................................   13
   5.2 Debtor's Waiver of Rights............................................   14

Section 6. Representations and Warranties...................................   14
   6.1 Due Organization.....................................................   14
   6.2 Valid Execution; Binding Effect......................................   14
   6.3 No Violation.........................................................   14
   6.4 No Consents..........................................................   14
   6.5 Liens................................................................   15

Section 7. Miscellaneous....................................................   15
   7.1 Cumulative Remedies; No Prior Recourse to Collateral.................   15
   7.2 Illegality, Etc......................................................   15
   7.3 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS...................   15
   7.4 WAIVER OF JURY TRIAL.................................................   16
   7.5 WAIVER OF CERTAIN CLAIMS.............................................   16
   7.6 Survival of Representations and Warranties...........................  16
   7.7 Other Security and Guaranties........................................   16
   7.8 Fees and Expenses; Interest..........................................   16
   7.9 Notices..............................................................   17
   7.10 Waiver of Notices...................................................   17
   7.11 Binding Effect......................................................   17

                                      (i)

                                                                            Page
                                                                            ----
   7.12 Indemnity of the Secured Party by the Debtor......................   17
   7.13 Final Agreement; Amendments.......................................   17
   7.14 Right of Setoff...................................................   18
   7.15 Severability......................................................   18
   7.16 Section Headings..................................................   18
   7.17 Counterparts......................................................   18
   7.18 Release of Collateral.............................................   18
SCHEDULES
   Schedule 1   Existing Permitted Liens
   Schedule 2.3 Location of Offices and Collateral

                                      (ii)

                    AMENDED AND RESTATED SECURITY AGREEMENT

   AMENDED AND RESTATED SECURITY AGREEMENT dated as of April 5, 2000 by PEAPOD, Inc., a Delaware corporation (the "Debtor"), to BEW, Inc., a Delaware corporation ("BEW") and KONINKLIJKE AHOLD NV ("Ahold").

                               R E C I T A L S:

   A. BEW has made, and may hereafter make, loans in the aggregate principal amount of U.S. $3,000,000 (collectively the "Term Loan") to the Debtor, such Term Loan being evidenced by a promissory note dated April 5, 2000 made by the Debtor to the order of BEW in the principal amount of U.S. $3,000,000 (as from time to time amended, reissued or renewed, and any promissory note issued in substitution therefor, the "Term Note").

   B. To secure the Term Loan the Debtor executed and delivered to BEW a Security Agreement dated as of April 5, 2000 (the "Existing Security Agreement") pursuant to which the Debtor granted to BEW a security interest on the Debtor's rights, title and interest in the property described therein.

   C. Ahold may hereafter make additional loans to the Debtor in an aggregate principal amount not exceeding, together with the Term Loan, U.S. $20,000,000 pursuant to, and on the terms and conditions set forth in, a Credit Agreement (the "Credit Agreement") proposed to be entered into by Ahold with the Debtor, which loans will be used first to repay the Term Note and all other indebtedness evidenced by the Term Note (the Term Loan and all loans outstanding under the Credit Agreement hereinafter collectively referred to as the "Loans").

   D. To induce BEW and Ahold (collectively and individually hereinafter referred to as the "Secured Party") to make the Loans, the Debtor has agreed to amend and restate the Existing Security Agreement in its entirety pursuant hereto.

   E. The execution and delivery by the Debtor of this Agreement is one of the conditions to the willingness of the Secured Party to make the balance of the Loans to the Debtor.

   ACCORDINGLY, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the Secured Party to make and maintain the Loans to the Debtor, the Existing Security Agreement is hereby amended and restated to read in its entirety as follows:

   Section 1. Definitions. (a) Capitalized terms used but not defined herein shall have the meanings given to such terms in the Term Note, the Collateral Assignment or (upon the execution thereof) the Credit Agreement. In addition, the following terms shall have the meanings specified for such terms below:

   "Account Debtor" means each Person obligated in any way on or in connection with an Account.

   "Accounts" means all of the Debtor's now owned or hereafter acquired or arising accounts (as such term is defined in the UCC), whether now existing or hereafter arising, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

   "Assigned Contracts" means, collectively, all rights and remedies of the Debtor, and all moneys and claims for money due or to become due to the Debtor, under any contracts of the Debtor, and any amendments, supplements, extensions, and renewals thereof, including without limitation all rights and claims of the Debtor now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing contracts; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing contracts; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

   "Attorney Costs" means and includes all reasonable fees, out-of-pocket expenses and disbursements of any law firm or other external counsel engaged by the Secured Party, the reasonable allocated cost of internal legal counsel of the Secured Party and all reasonable out-of-pocket expenses and disbursements of internal counsel of the Secured Party.

   "Collateral" has the meaning specified in section 2.1.

   "Collateral Assignment" means that certain Collateral Assignment of Intellectual Property Agreement of even date herewith by and between Debtor and the Secured Party, as the same may be amended, restated, supplemented or otherwise modified from time to time.

   "Credit Documents" means the Credit Agreement (if executed by the Debtor and Ahold), the Notes, the Collateral Assignment, this Agreement and all other documents and instruments executed and delivered by the Debtor in connection with, or to evidence or secure, the Obligations.

   "Default" means an Event of Default or an event or circumstances which with the giving of notice or lapse of time or both would be an Event of Default.

   "Environmental Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Materials into the indoor or outdoor environment or into or out of any property, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or other property.

   "Equipment" means all of the Debtor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including without limitation motor vehicles with respect to which a certificate of title has been issued, dies, tools, jigs, and office equipment, as well as all of such types of property leased by the Debtor and all of the Debtor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

   "Financial Assets" means all of the Debtor's now owned or hereafter acquired financial assets (as defined in the UCC).

   "General Intangibles" means all of the Debtor's now owned or hereafter acquired general intangibles (as defined in the UCC), including without limitation the uniform resource locator, www.peapod.com, choses in action and causes of action and all other intangible personal property of any Debtor of every kind and nature (other than Accounts), including, without limitation, all contract rights, corporate or other business records, Proprietary Rights, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Debtor in connection with the termination of any pension plan or other employee benefit plan or any rights thereto and any other amounts payable to the Debtor from any pension plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which the Debtor is beneficiary, and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Debtor.

   "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

   "Inventory" means all of the Debtor's now owned and hereafter acquired inventory (as such term is defined in the UCC) and any other goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Debtor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

   "Investment Property" means all of the Debtor's now owned or hereafter acquired investment property (as defined in the UCC) and includes each Debtor's now owned or hereafter acquired rights, title and interests in and to any and all: (a) securities, whether certificated or uncertificated, (b) security entitlements, (c) securities accounts, (d) commodity contracts and
(e) commodity accounts (as such terms are defined in the UCC).

   "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including, without limitation, a security interest, charge, claim, lien (including any lien or charge arising from a mortgage or deed of trust), encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property.

   "Material Adverse Effect" means any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any such change or effect) or fact or condition (or any development that, insofar as can reasonably be foreseen, is likely to result in any fact or condition) that is (a) materially adverse to the business, properties, assets, financial condition or results of operations of the Debtor taken as a whole, or Debtor and its Subsidiaries taken as a whole, as the case may be, or (b) a material adverse change in, or a material adverse effect upon the Collateral; provided, however, that (i) any adverse change, effect or development that is caused by or results from conditions affecting the United States economy generally or the economy of any nation or region in which the Debtor or its Subsidiaries conducts business that is material to the business of the Debtor and its Subsidiaries, taken as a whole, shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Effect" with respect to the Debtor, (ii) any adverse change, effect or development that is caused by or results from conditions generally affecting the industries in which the Debtor conducts its business shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Effect" with respect to the Debtor, and (iii) any adverse change, effect or development that is caused by or results from the announcement or pendency of this Agreement, the other Credit Documents, the merger between the Debtor (or any of its affiliates) and the Secured Party (or any of its affiliates), or the transactions contemplated hereby shall not be taken into account in determining whether there has been (or whether there could reasonably be foreseen) a "Material Adverse Effect" with respect to the Debtor.

   "Notes" means the Term Note and each other promissory note evidencing any Loan.

   "Obligations" means all present and future liabilities, obligations, covenants, duties, and debts owing by the Debtor to the Secured Party under or pursuant to or in connection with the Loans, the Notes, the Credit Agreement (if executed by the Debtor and Ahold), this Agreement or any other Credit Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, loan, advance, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, out-of-pocket expenses, fees, Attorney Costs, filing fees and any other sums chargeable to the Debtor hereunder or under any of the other Credit Documents.

   "Permitted Liens" means:

     (i) the Secured Party's Liens;

     (ii) Liens for taxes, provided that the payment of any such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued, adequate financial reserves have been established on the Debtor's books and records with respect thereto, and a stay of enforcement of any such Lien is in effect;

     (iii) Liens securing the claims or demands of materialmen, mechanics, service providers, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demands when due, such claims or demands could not reasonably be expected to have a Material Adverse Effect or are being contested in good faith by appropriate proceedings diligently pursued, so long as adequate financial reserves have been established on the Debtor's books with respect thereto and a stay of enforcement of any such Lien is in effect;

     (iv) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases, and other similar title exceptions or encumbrances affecting any real estate of the Debtor; provided that they do not in the aggregate materially detract from the value of such real estate or materially interfere with its use in the ordinary conduct of the Debtor's business;

     (v) judgment, writs, warrants of attachment and other similar Liens arising in connection with court proceedings, provided that any such judgments, writs and warrants do not constitute an Event of Default under the Term Note;

     (vi) Liens described on Schedule 1 hereto;

     (vii) Liens securing indebtedness that is incurred to pay or finance the purchase price or cost of Equipment provided that (x) such Liens encumber only the Equipment paid for or financed with the indebtedness so secured and (y) such indebtedness does not exceed the acquisition cost of such Equipment;

     (viii) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for repayment of borrowed money), surety, appeal and performance bonds; provided that the foregoing do not in the aggregate materially detract from the value of the Debtor's assets or property taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole;

     (ix) leases or subleases granted to others in the ordinary course of business which do not interfere in any material respect with the business of the Debtor taken as a whole; and

     (x) any interest or title of the lessor in the property subject to any operating lease entered into by the Debtor or any of its Subsidiaries in the ordinary course of business.

   "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company or other entity of kind or any governmental authority or political subdivision, agency, department or instrumentality thereof.

   "Premises" means all land, together with all buildings, improvements and fixtures thereon and all tenements, hereditaments and appurtenances belonging or in any way appertaining thereto now owned or leased or hereafter acquired or leased by the Debtor including, without limitation, any interest arising from an option to purchase or lease any Premises or any portion thereof.

   "Proprietary Rights" means all of the Debtor's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights and copyrights applications (including without limitation all software and related documentation), works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, corporate names, brand names, slogans, patent, trademark and service mark applications, trade secrets and inventions, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, all goodwill associated with the foregoing and all rights to sue for past, present and future infringement of any of the foregoing.

   "Secured Party's Liens" means any Lien granted to the Secured Party pursuant to this Agreement or any other Credit Document or under applicable law and which secures the Obligations.

   "UCC" means the Uniform Commercial Code (or any successor statute) as in effect from time to time in the State of New York or in any other state the laws of which are required to be applied with respect to the creation, validity, attachment, perfection or priority of the Secured Party's Liens.

   (b) References herein to any party hereto shall include its successors and permitted assigns; references herein to any statute shall include all amendments thereto and all successors statute; and reference herein to Sections or Schedules are to Sections of or Schedules to this Agreement unless otherwise specified.

   Section 2. Collateral.

   2.1 Grant of Security Interest. (a) As security for all present and future Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in, lien on, and right of set-off against, all personal property and fixtures of the Debtor, including without limitation all of the following property of the Debtor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

     (i) all Accounts of the Debtor (including all credit enhancements therefor);

     (ii) all Inventory of the Debtor;

     (iii) all Equipment of the Debtor (provided that (x) the Debtor shall not be required to record the Secured Party's Lien on any certificate of title relating to any motor vehicle unless requested to do so by the Secured Party and (y) no such security interest shall extend to any item of Equipment to the extent that such Equipment is subject to a Permitted Lien to which the Secured Party's Liens thereon would be subordinate and which prohibits the grant of such security interest to the Secured Party);

     (iv) all Assigned Contracts, letter of credit, chattel paper, promissory notes, instruments and documents of title of the Debtor; provided, that the Collateral shall not include any Assigned Contract in respect of which the grant of the security contemplated by this Agreement shall be prohibited by its terms; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.1 shall be deemed to apply thereto automatically;

     (v) all General Intangibles of the Debtor, including all Proprietary Rights of the Debtor; provided, that the Collateral shall not include any General Intangible in respect of which the grant of the security contemplated by this Agreement shall be prohibited by its terms; provided, however, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.1 shall be deemed to apply thereto automatically;

     (vi) all Investment Property and Financial Assets of the Debtor;

     (vii) to the extent not included in the foregoing, all claims which the Debtor has against any other Person, including all amounts owing to the Debtor by any Person for loans and advances made by the Debtor to such Person;

     (viii) all money, cash, cash equivalents, securities and other property of any kind of the Debtor held directly or indirectly by, or under the control of, the Secured Party or any affiliates thereof or by a bailee thereof;

     (ix) all deposit accounts, credits and balances of the Debtor with, and other claims of the Debtor against, the Secured Party or any of its affiliates;

     (x) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property at any time evidencing or relating to any of the foregoing; and

     (xi) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, and all other property of the Debtor in which the Secured Party may at any time be granted a Lien to secure the Obligations, is herein collectively referred to as the "Collateral."

   (b) All of the Obligations shall be secured by all of the Collateral. The Secured Party may in its sole discretion, (i) exchange, waive or release any of the Collateral, and (ii) when any payment Event of Default exists (x) apply Collateral and direct the order or manner of sale thereof as the Secured Party may determine, and (y) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Secured Party's right to take any other action with respect to any other Collateral.

   2.2 Perfection and Protection of Security Interest. (a) The Debtor shall, at its expense, perform all steps requested by the Secured Party in writing at any time to perfect, maintain, protect, and enforce the Secured Party's Liens, including, without limitation: (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Secured Party; (ii) delivering to the Secured Party the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Secured Party determines it should have physical possession in order to perfect and protect the Secured Party's security interest therein, duly pledged, endorsed or assigned to the Secured Party without restriction; provided, however, that if no Event of Default exists the Secured Party will at the Debtor's request promptly, and in any event, within 5 days following receipt of request therefor, redeliver any such promissory notes and instruments to the Debtor as the Debtor may reasonably require in order to enforce its rights thereunder in the ordinary course of business;
(iii) delivering to the Secured Party warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued; (iv) placing notations on the Debtor's books of account to disclose the Secured Party's security interest; (v) delivering to the Secured Party all letters of credit on which the Debtor is named beneficiary and which provide for or relates to payment of any Account; and (vi) taking such other steps as are deemed reasonably necessary or desirable by the Secured Party to maintain and protect the Secured Party's Liens. To the extent permitted by applicable law, the Secured Party may file, without the Debtor's signature, one or more financing statements disclosing the Secured Party's Liens or may sign any such financing statements in the name of the Debtor. The Debtor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

   (b) If any Collateral is at any time in the possession or control of any warehouseman, bailee or the Debtor's agents or processors, then the Debtor shall notify the Secured Party thereof and, if so requested by the Secured Party, shall notify such Person of the Secured Party's security interest in such Collateral and, during the existence of a Default upon the Secured Party's request in writing, instruct such Person to hold all such Collateral for the Secured Party's account subject to the Secured Party's instructions. If at any time any Collateral is located on any facility of the Debtor which is not owned by the Debtor, then the Debtor shall, at the written request of the Secured Party, use commercially reasonable efforts (including without limitation enforcing lease obligations) to obtain written waivers, in form and substance satisfactory to the Secured Party, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral.

   (c) From time to time, the Debtor shall, upon the Secured Party's written request, execute and deliver confirmatory written instruments pledging to the Secured Party, the Debtor's interest in any item of Collateral, but the Debtor's failure to do so shall not affect or limit the Secured Party's security interest or the Secured Party's other rights in and to any Collateral. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Secured Party's Liens shall continue in full force and effect in all Collateral.

   2.3 Location of Offices and Collateral. The Debtor represents and warrants to the Secured Party that: (a) as of the date hereof Schedule 2.3 is a correct and complete list of the Debtor's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business of the Debtor; and (b) Schedule 2.3 correctly identifies any of such facilities and locations that are not owned by the Debtor. The Debtor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for the Debtor on
Schedule 2.3 or in transit to such locations, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 2.3, unless it gives the Secured Party at least thirty (30) days' prior written notice thereof and executes any and all financing statements and other documents that the Secured Party reasonably requests in writing in connection therewith. The Debtor shall not in any event change its chief executive office to a location outside the United States.

   2.4 Title to, Liens on, and Sale and Use of Collateral. The Debtor represents and warrants to the Secured Party and agrees with the Secured Party that: (a) all of the Collateral is and will continue to be owned by the Debtor free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Secured Party's Liens in the Collateral of the Debtor will not be subject to any prior Lien, except Permitted Liens; (c) the Debtor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) the Debtor will not, without the Secured Party's prior written approval, sell, or dispose of or permit the sale or disposition of any of the Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 2.11(c). The inclusion of proceeds in the Collateral shall not be deemed to constitute the Secured Party's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

   2.5 Appraisals. [Intentionally Omitted]

   2.6 Access and Examination; Confidentiality. (a) No more than once every four (4) months (and at any time when a Default exists), the Secured Party may at all reasonable times and upon reasonable notice, have access to, examine, audit, make extracts from or copies of and inspect any or all of the Debtor's records, files, and books of account and the Collateral, and discuss the Debtor's affairs with the Debtor's officers, management and internal and external auditors and accountants. The Debtor will deliver to the Secured Party any instrument necessary for the Secured Party to obtain records from any service bureau maintaining records for the Debtor. The Secured Party may, at any time when a Default exists, and at the Debtor's expense, make copies of all of the Debtor's books and records, or require the Debtor to deliver such copies to the Secured Party. The Secured Party may, without expense to the Secured Party, but (unless an Event of Default exists) without materially disrupting the Debtor's business, use such of the Debtor's personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Secured Party's Liens. The Secured Party shall have the right, at any time, in the Secured Party's name or in the name of a nominee of the Secured Party, to verify with commercially reasonable frequency the validity, amount or any other matter relating to the Accounts, Inventory or other Collateral, by mail, telephone or otherwise.

   (b) The Secured Party agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Debtor and provided to or obtained by the Secured Party or by or on behalf of the Debtor under this Agreement or any other Credit Document, and neither the Secured Party nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Credit Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Secured Party, or (ii) was or becomes available on a nonconfidential basis from a source other than the Debtor, provided that such source is not bound by a confidentiality agreement with the Debtor known to the Secured Party; provided, however, that the Secured Party may disclose such information (1) at the request or pursuant to any requirement of any governmental authority to which the Secured Party is subject or in connection with an examination of the Secured Party by any such governmental authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Secured Party, or their respective affiliates may be party; provided that, to the extent practicable, the Debtor has had reasonable notice of such litigation or proceeding and shall be afforded a reasonable opportunity to raise its objections to disclosure in such litigation or proceeding; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Credit Document; (6) to the Secured Party's independent auditors, accountants, attorneys and other professional advisors; (7) to any affiliate of the Secured Party and to any participant in or assignee of, or potential participant in or assignee of, the Secured Party's rights and obligations under the Note, provided that such affiliate, participant or assignee agrees to keep such information confidential to the same extent required of the Secured Party hereunder; and (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which a Debtor is party or is deemed party with the Secured Party. The Secured Party shall have no liability for the breach by any other Person of the provisions of this Section 2.6.]

   2.7 Collateral Reporting. No more than once each quarter (and at any time upon the Secured Party's request following the occurrence and during the continuance of an Event of Default), the Debtor shall promptly provide the Secured Party upon its written request with the following documents, in form satisfactory to the Secured Party: (a) an aging of the Debtor's Accounts; (b) Inventory reports; (c) copies of invoices in connection with the Debtor's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Debtor's Accounts and for Inventory and Equipment acquired by the Debtor, purchase orders and invoices; (d) such other reports as to the Collateral as the Secured Party shall reasonably request in writing from time to time; and (e) with the delivery of each of the foregoing, a certificate of an officer of the Debtor certifying the accuracy and completeness of the foregoing. If any of the Debtor's records or reports of the Collateral are prepared by an accounting service or other agent, the Debtor hereby authorizes such service or agent to deliver such records, reports, and related documents to the Secured Party, upon its written request following the occurrence and during the continuance of an Event of Default.

   2.8 Accounts. (a) The Debtor hereby represents and warrants to the Secured Party, with respect to the Debtor's Accounts, that: (i) each existing Account is, and each future Account will be, owned by the Debtor free and clear of all Liens other than Permitted Liens, (ii) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by the Debtor, or rendition of services by the Debtor, in the ordinary course of the Debtor's business; (iii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Secured Party, without any offset, deduction, defense, or counterclaim except those known to the Debtor and disclosed to the Secured Party in accordance with this Agreement; (iv) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except in the ordinary course of business or as reported to the Secured Party in accordance with this Agreement; (v) each copy of any invoice relating to an Account and delivered to the Secured Party by the Debtor will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (vi) all goods described in each invoice will have been delivered to the Account Debtor and all services described in each invoice will have been performed.

   (b) The Debtor shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Debtor's business or extend or modify any Account except in the ordinary course of business. If the Debtor becomes aware of any matter adversely affecting the collectibility of any Account or Accounts of any Account Debtor involving in the aggregate an amount greater than $50,000, including information regarding the Account Debtor's creditworthiness, the Debtor will promptly so advise the Secured Party.

   (c) The Debtor shall not accept any promissory note or other instrument in excess of $100,000 in aggregate amount or maturing more than 12 months after the issuance date thereof, except a check or other instrument for the immediate payment of money, with respect to any Account without the Secured Party's written consent, and the Debtor shall notify the Secured Party of any such promissory notes in excess of $100,000 delivered to the Debtor in respect of any Account; provided that if an Event of Default exists, the Debtor shall not accept any such note or instrument (regardless of amount) without the consent of the Secured Party. Any such note or instrument shall be considered as evidence of the Account and not payment thereof and the Debtor will promptly deliver any such instrument in excess of $100,000 (and, if an Event of Default exists, all such notes and instruments) to the Secured Party, endorsed by the Debtor to the Secured Party in a manner satisfactory in form and substance to the Secured Party. Regardless of the form of presentment, demand or notice of protest with respect thereto, the Debtor shall remain liable on any such note or instrument pledged by it to the Secured Party, up to the amount of the outstanding Obligations, until such instrument is paid in full.

   (d) The Debtor shall notify the Secured Party promptly of all disputes and claims with any Account Debtors in excess of $50,000, individually, or $100,000 in the aggregate for all Account Debtors, and the Debtor agrees to settle, contest, or adjust such dispute or claim at no expense to the Secured Party. No discount, credit or allowance shall be granted to any such Account Debtor without the Secured Party's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the Debtor's business when no Event of Default exists hereunder. The Secured Party may, at all times when an Event of Default exists, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Secured Party, shall consider advisable and, in all cases, the Secured Party will credit the Obligations with only the net amounts received by the Secured Party in payment of any Accounts of the Debtor.

   (e) If an Account Debtor returns any Inventory to the Debtor when no Event of Default exists, then the Debtor shall, to the extent consistent with past practice, promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Debtor shall immediately report to the Secured Party any return involving an amount in excess of $100,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. All returned Inventory shall be subject to the Secured Party's Liens thereon.

   2.9 Collection of Accounts; Payments. Beginning on or after the Maturity Date, (a) until the Secured Party notifies the Debtor to the contrary, the Debtor shall make collection of all Accounts and other Collateral for the Secured Party, shall receive all payments as the Secured Party's trustee, and shall, if so requested in writing by the Secured Party, immediately deliver all payments in their original form duly endorsed in blank to the Secured Party or, during the existence of a Default if so requested in writing by the Secured Party, shall deposit the same into a blocked deposit account established for the Debtor at a bank acceptable to the Secured Party and subject to documentation reasonably acceptable to the Secured Party. When an Event of Default exists, if the Debtor is so requested in writing by the Secured Party, the Debtor shall establish a lock-box service for collections of Accounts at a bank acceptable to the Secured Party and pursuant to documentation reasonably satisfactory to the Secured Party. If such lock-box service is established, the Debtor shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, the Debtor receives any proceeds of Accounts, it shall receive such payments as the Secured Party's trustee, and shall immediately deliver such payments to the Secured Party in their original form duly endorsed in blank. All collections received in any such lock-box or blocked deposit account or directly by the Secured Party, and all funds in any blocked deposit account to which such collections are deposited shall be subject to the Secured Party's sole control. The Secured Party or the Secured Party's designee may, at any time when an Event of Default exists, notify Account Debtors that the Accounts have been assigned to the Secured Party and of the Secured Party's security interest therein, and may collect them directly and charge the collection costs and out-of-pocket expenses to the Debtor. So long as an Event of Default has occurred and is continuing, the Debtor, at the Secured Party's written request, shall execute and deliver to the Secured Party such documents as the Secured Party shall require to grant the Secured Party access to any post office box in which collections of Accounts are received.

   (b) If sales of Inventory are made for cash, the Debtor shall, if so requested by the Secured Party in writing, immediately deliver to the Secured Party or deposit into a blocked deposit account the cash which the Debtor receives.

   (c) All payments (including funds received by the Secured Party at a bank designated by it) received by the Secured Party on the Accounts of the Debtor or as proceeds of other Collateral solely in an amount up to the then aggregate amount of the Obligations will be the Secured Party's sole property for its benefit and will be credited to the Obligations (conditional upon final collection upon receipt by the Secured Party), and any excess thereof shall be the sole property of the Debtor and shall be immediately delivered to and/or deposited for the account of, the Debtor.

   2.10 Inventory. The Debtor represents and warrants to the Secured Party and agrees with the Secured Party that all of the Inventory owned by the Debtor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of the Debtor's business, and is and will be fit for such purposes. The Debtor will keep its Inventory in good and marketable condition, at its own expense. The

Debtor will not, without the prior written consent of the Secured Party (which consent shall not be unreasonably withheld), acquire or accept any Inventory on consignment or approval. The Debtor agrees that all Inventory, if any, produced by any Debtor in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. The Debtor will conduct a physical count of the Inventory at least once per fiscal year (and at any time upon the Secured Party's request following the occurrence and during the continuance of an Event of Default), without materially disrupting the business, at such other times as the Secured Party reasonably requests in writing. The Debtor will not, without the Secured Party's written consent (which consent shall not be unreasonably withheld), sell any Inventory on a bill-and-hold, guaranteed sale, sale or return, sale on approval, consignment, or other repurchase or return basis.

   2.11 Equipment. (a) The Debtor represents and warrants to the Secured Party and agrees with the Secured Party that all of the Equipment owned by the Debtor that is material to the day-to-day operations of the Debtor's business is and will be used or held for use in the Debtor's business, and is and will be fit for such purposes. The Debtor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

   (b) The Debtor shall promptly inform the Secured Party of any material additions to or deletions from the Equipment. The Debtor shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Secured Party does not have a first priority Lien. The Debtor will not, without the Secured Party's prior written consent (which consent shall not be unreasonably withheld), alter or remove any identifying symbol or number on any of the Debtor's Equipment constituting Collateral.

   (c) The Debtor shall not, without the Secured Party's prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Debtor's Equipment; provided, however, that the Debtor may dispose of Equipment to the extent permitted by the Term Note and the Credit Agreement (if the same is executed by the Debtor and Ahold); and provided, further, that the Debtor may dispose of obsolete, unusable or non-useful Equipment without the Secured Party's consent, subject to the conditions set forth in the next sentence. In the event any of such Equipment is sold, transferred or otherwise disposed of pursuant to the second proviso contained in the immediately preceding sentence, (1) if such sale, transfer or disposition is effected without replacement of such Equipment, or such Equipment is replaced by Equipment leased by the Debtor or by Equipment purchased by the Debtor subject to a Permitted Lien, which replacement in either case, may occur up to thirty (30) days following the date of such sale, transfer or disposition, then the Debtor shall deliver all of the cash proceeds of any such sale, transfer or disposition to the Secured Party, and (2) if such sale, transfer or disposition is made in connection with the purchase by the Debtor of replacement Equipment, then the Debtor shall use the proceeds of such sale, transfer or disposition to purchase such replacement Equipment within thirty
(30) days after such disposition and shall deliver to the Secured Party written evidence of the use of the proceeds for such purchase. All replacement Equipment purchased by the Debtor shall be free and clear of all Liens except Permitted Liens.

   2.12 Assigned Contracts. The Debtor shall fully perform all of its obligations under each of the Assigned Contracts, and shall enforce all of its material rights and remedies thereunder. Without limiting the generality of the foregoing, the Debtor shall take all action reasonably necessary or appropriate, as determined solely by the Debtor, to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under the Assigned Contracts. The Debtor shall notify the Secured Party in writing, promptly after the Debtor becomes aware thereof, of any event or fact which could give rise to a claim by it for indemnification under any of the material Assigned Contracts, and shall diligently pursue, as it deems appropriate, such right and report to the Secured Party on all further developments with respect thereto. The Debtor shall remit directly to the Secured Party for application to the Obligations in such order as the Secured Party shall determine, all amounts received by the Debtor as indemnification or otherwise pursuant to its Assigned Contracts. If the Debtor shall fail after the Secured Party's demand to pursue diligently any right under the material Assigned Contracts, or an Event of Default then exists, the Secured Party may directly enforce such right in its own or the Debtor's name and may enter into such settlements or other agreements with respect thereto as the Secured Party, shall determine. In any suit, proceeding or action brought by the Secured Party under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Debtor shall indemnify, defend and hold the Secured Party harmless from and against all expense (including without limitation Attorney Costs), loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from the Debtor to or in favor of such obligor or its successors. All obligations of the Debtor under an Assigned Contract shall be and remain enforceable only against the Debtor and shall not be enforceable against the Secured Party. Notwithstanding any provision hereof to the contrary, the Debtor shall at all times remain liable to observe and perform all of its material duties and obligations under the Assigned Contracts, and the Secured Party's exercise of any of its rights with respect to the Collateral shall not release the Debtor from any of such duties and obligations. The Secured Party shall not be obligated to perform or fulfill the Debtor's duties or obligations under the Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

   2.13 Documents, Instruments, and Chattel Paper. The Debtor represents and warrants to the Secured Party that (a) all documents, instruments, and chattel paper, if any, describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine in all material respects, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by the Debtor, free and clear of all Liens other than Permitted Liens.

   2.14 Right to Cure. The Secured Party may, in its discretion, pay any amount or do any act required of the Debtor hereunder in order to preserve, protect, maintain or enforce the Obligations of the Debtor, the Collateral or the Secured Party's Liens therein, and which the Debtor fails to pay or do after reasonable prior notice from the Secured Party (which in any event need not be longer than 10 days), including, without limitation, payment of any judgment against the Debtor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. The Debtor shall immediately upon demand reimburse the Secured Party for all payments that the Secured Party makes under this Section 2.14 and all out-of-pocket costs and expenses that the Secured Party pays or incurs in connection with any action taken by the Secured Party hereunder with respect to the Obligations or the Collateral, and such reimbursement obligation shall be added to the Debtor's Obligations. Any payment made or other action taken by the Secured Party under this Section
2.14 shall be without prejudice to any right to assert an Event of Default under Credit Document and to proceed thereafter as herein provided.

   2.15 Power of Attorney. During the existence of a Default, the Debtor hereby appoints the Secured Party and the Secured Party's designee as the Debtor's attorney, with power: (a) to endorse the Debtor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Secured Party's possession; (b) to sign the Debtor's name on any invoice, bill of lading, warehouse receipt or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records; (c) so long as there exists any Event of Default, to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Secured Party and to receive, open and dispose of all mail addressed to the Debtor; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) to clear Inventory through customs in the Debtor's name, the Secured Party's name or the name of the Secured Party's designee, and to sign and deliver to customs officials powers of attorney in the Debtor's name for such purpose; and (f) to do all things necessary to carry out this Agreement. The Debtor ratifies and approves all acts of such attorney. The Secured Party will not be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

   2.16 The Secured Party's Rights, Duties and Liabilities. The Debtor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. Neither the Secured Party, nor any of its officers, directors, employees or agents, shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the Debtor's sole risk except that in the case of any Collateral in the Secured Party's possession, the Secured Party shall use the same degree of care in the respect thereto as it uses with respect to its own property. The Obligations shall not be affected by any failure of the Secured Party to take any steps to perfect the Secured Party's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Debtor from any of the Obligations. So long as there exists any Event of Default, the Secured Party may (but shall not be required to), without notice to or consent from the Debtor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Debtor for the Obligations or under this Agreement, any other Credit Document or any other agreement now or hereafter existing between the Secured Party and the Debtor.

   Section 3. Information and Notices.

   3.1 Information. The Debtor shall promptly deliver to the Secured Party all such information regarding the financial and business affairs, operations, and/or conditions of the Debtor as the Secured Party shall reasonably request in writing, and shall notify its accountants and auditors that the Secured Party is authorized to obtain such information directly from them.

   3.2 Notices to Secured Party. The Debtor shall notify the Secured Party, in writing, of the following matters at the following times:

     (a) Promptly, and in any event within five (5) days, after becoming aware of any Event of Default.

     (b) Promptly, and in any event within five (5) days, after becoming aware of any material adverse change in the Collateral.

     (c) Promptly, and in any event within five (5) days, after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority which may have a material adverse effect on the Collateral.

     (d) Promptly, and in any event within five (5) days, after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Debtor or any of its Subsidiaries in a manner which could reasonably be expected to have a material adverse effect on the Collateral.

     (e) Promptly, and in any event within five (5) days, after becoming aware of any violation of any law, statute, regulation, or ordinance of a governmental Authority affecting the Debtor or any Subsidiary or affiliate thereof which could reasonably be expected to have a material adverse effect on the Collateral.

     (f) Promptly, and in any event within five (5) days, after receipt of any notice of any violation by the Debtor or any Subsidiary thereof of any Environmental Law which could reasonably be expected to have a material adverse effect on the Collateral or that any Governmental Authority has asserted that the Debtor or any Subsidiary thereof is not in compliance with any Environmental Law or is investigating the Debtor's or such Subsidiary's compliance therewith.

     (g) Promptly, and in any event within five (5) days, after receipt of any written notice that the Debtor or any Subsidiary thereof is or may be liable to any Person as a result of an Environmental Release or threatened Environmental Release of any Hazardous Materials or that the Debtor or any Subsidiary thereof is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to an Environmental Release or threatened Environmental Release of any Hazardous Materials which, in either case, is reasonably likely to give rise to liability in excess of $100,000 or have a material adverse effect on the Collateral.

     (h) Promptly, and in any event within five (5) days, after receipt of any written notice of the imposition of any Environmental Lien against any property of the Debtor or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the Debtor or the Collateral.

     (i) Any change in the Debtor's name, state of incorporation, or form of organization, trade names or styles under which the Debtor will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

   Each notice given under this Section 3 shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Debtor has taken or proposes to take with respect thereto.

   Section 4. Events of Default. The occurrence of any one or more of the following events or circumstance shall constitute an "Events of Default" hereunder:

     (a) the Debtor shall fail to pay in full when due any amount payable by the Debtor hereunder or under any other Credit Document, subject to applicable cure periods as may be agreed upon, if any;

     (b) the Debtor shall default in the performance or observance of any other covenant, agreement or obligation of the Debtor hereunder and such default shall continue for 30 days after the Debtor receives notice thereof from the Secured Party;

     (c) any representation or warranty made or deemed to be made by the Debtor hereunder or under any other Credit Document or any certificate, financial statement or report furnished by the Debtor pursuant hereto or thereto shall prove to be untrue in any material respect when made, deemed made or furnished;

     (d) this Agreement shall cease to be in full force and effect or the Debtor shall assert that this Agreement, the Note or any other Credit Document to which the Debtor is a party is not binding upon it; or

     (e) there shall occur any Event of Default under (and as defined in) the Note or (if executed by the Debtor and Ahold) the Credit Agreement or any other Credit Document.

   Section 5. Remedies.

   5.1 Remedies of Secured Party. Except to the extent otherwise provided in the Credit Agreement (if executed by the Debtor and Ahold), upon the occurrence and during the continuance of an Event of Default: (i) the Secured Party shall have, in addition to all other rights hereunder or under any other Credit Document, the rights and remedies of a secured party under the UCC and other applicable law; (ii) the Secured Party may, at any time, take possession of the Collateral and keep it on the Debtor's premises, at no cost to the Secured Party, or remove any part of it to such other place or places as the Secured Party may desire, or the Debtor shall, upon the Secured Party's demand, at the Debtor's cost, assemble the Collateral and make it available to the Secured Party at a place specified by the Secured Party; and (iii) the Secured Party may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion, and may, if the Secured Party deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Debtor agrees that any notice by the Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the Debtor if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) days prior to such action to the Debtor's address specified in or pursuant to Section 7.9. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Secured Party receives payment, and if the buyer defaults in payment, the Secured Party may resell the Collateral without further notice to the Debtor. In the event the Secured Party seeks to take possession of all or any portion of the Collateral by judicial process, the Debtor irrevocably waives: (i) the posting of any bond, surety or security with respect thereto which might otherwise be required;
(ii) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (iii) any requirement that the Secured Party retain possession and not dispose of any

Collateral until after trial or final judgment. The Debtor agrees that the Secured Party has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Secured Party is hereby granted a license or other right to use, without charge, the Debtor's labels, patents, copyrights, name, trade secrets, trade names, trademarks, customer lists and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Debtor's rights under all licenses and all franchise agreements shall inure to the Secured Party's benefit for such purpose. The proceeds of sale shall be applied first to all out-of-pocket expenses of sale, including without limitation attorneys' fees, and then to the Obligations in whatever order the Secured Party elects. The Secured Party will return any excess to the Debtor or as a court may otherwise direct, and the Debtor shall remain liable for any deficiency.

   5.2 Debtor's Waiver of Rights and Claims. If an Event of Default occurs, the Debtor hereby waives all rights to notice and hearing prior to the exercise by the Secured Party of the Secured Party's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing. The Debtor also waives all claims, damages and demands against the Lender arising out of the repossession, retention or sale of the Collateral or any part or parts thereof, except any such claims, damages and demands arising out of the gross negligence or willful misconduct of the Lender.

   Section 6. Representations and Warranties. The Debtor represents and warrants to the Secured Party that:

   6.1 Due Organization. The Debtor (a) is a corporation duly incorporated and validly existing, in good standing, under the laws of its State of incorporation, (ii) has the power and authority to own its property and assets and to transaction the business in which it is engaged and (c) is duly qualified and authorized to engage in business in each jurisdiction where the ownership by it of property or the conduct by it of business makes such qualification and authorization necessary, except where the failure to be so qualified and authorized would not have a Material Adverse Effect.

   6.2 Valid Execution; Binding Effect. The Debtor has the power to execute, deliver and perform this Agreement and each of the other Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement. The Debtor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligations enforceable in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

   6.3 No Violation. Neither the execution, delivery or performance by the Debtor of this Agreement or of any other Credit Documents to which it is a party, nor compliance by it with the terms and provisions hereof or thereof, will (i) violate any provision of the certificate or articles of incorporation or By-Laws of the Debtor, (ii) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority or (iii) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Secured Party's Liens) upon any of the property or assets of the Debtor pursuant to the terms of any agreement, contract or instrument to which the Debtor is a party or by which it or any of its property or assets is bound or to which it may be subject.

   6.4 No Consents. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority is required to authorize, or is otherwise required in connection with (other than as have heretofore been obtained or made), (i) the execution, delivery and performance by the Debtor of this Agreement or (b) the legality, validity, binding effect or enforceability of this Agreement or the Liens granted hereunder, except for the filing of UCC financing statements and continuation statements with respect thereto in all jurisdictions specified by the UCC, and the filing of all necessary recording instruments in respect of the Debtor's intellectual property with the appropriate recording office.

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

   6.5 Liens. This Agreement creates, in favor of the Secured Party, a valid and (upon filing of UCC financing statements and other instruments with respect thereto) perfected security interest in all Collateral owned by the Debtor, subject to no other Liens (other than Permitted Liens).

   Section 7. Miscellaneous.

   7.1 Cumulative Remedies; No Prior Recourse to Collateral. The enumeration herein of the Secured Party's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Secured Party may have under any other Credit Document or under the UCC or other applicable law. The Secured Party shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Secured Party may, without limitation, proceed directly against the Debtor to collect the Obligations without any prior recourse to the Collateral, or any other obligor on the Obligations. No failure to exercise and no delay in exercising, on the part of the Secured Party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

   7.2 Illegality, Etc.. The illegality or unenforceability of the Note or any other Credit Document or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of this Agreement.

   7.3 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES THAT WOULD MAKE THE LAWS OF ANY OTHER JURISDICTION APPLICABLE TO THIS AGREEMENT; PROVIDED THAT PERFECTION ISSUES UNDER ARTICLE 9 OF THE UCC MAY, TO THE EXTENT REQUIRED BY SAID ARTICLE 9, BE DETERMINED UNDER APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLES 9 OF THE UCC.

   (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK (AND SHALL BE BROUGHT BY THE DEBTOR ONLY IN SAID COURTS), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE DEBTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS (AND ALL APPELLATE COURTS THEREFROM) IN ANY SUCH ACTION OR PROCEEDING. THE DEBTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH COURTS IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING, THE SECURED PARTY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE DEBTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE SECURED PARTY DEEMS NECESSARY OR APPROPRIATE IN ORDER TO COLLECT THE OBLIGATIONS OR REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS.

   (c) THE DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE DEBTOR AT ITS ADDRESS SET FORTH IN OR PURSUANT TO SECTION 7.9, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME

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

SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

   7.4 WAIVER OF JURY TRIAL. THE DEBTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. WITHOUT LIMITING THE FOREGOING, THE DEBTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER CREDIT DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

   7.5 WAIVER OF CERTAIN CLAIMS. THE DEBTOR AGREES THAT IT WILL NOT ASSERT AGAINST THE SECURED PARTY, AND HEREBY WAIVES, ANY CLAIM FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

   7.6 Survival of Representations and Warranties. All of the Debtor's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Secured Party or its agents.

   7.7 Other Security and Guaranties. The Secured Party may, without notice or demand and without affecting the Debtor's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

   7.8 Fees and Expenses; Interest. (a) The Debtor agrees, to pay to the Secured Party, on demand, all reasonable costs and out-of-pocket expenses that the Secured Party pays or incurs in connection with the administration (after the occurrence and during the continuance of an Event of Default), enforcement and termination of this Agreement, including, without limitation: (i) costs and out-of-pocket expenses (including Attorneys Costs) paid or incurred to obtain payment of the Obligations, enforce the Secured Party's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement or to defend any claims made or threatened against the Secured Party arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters);
(ii) costs and out-of-pocket expenses (including Attorney Costs) for any amendment, supplement, waiver or consent in connection with this Agreement;
(iii) costs and out-of-pocket expenses of lien searches; (iv) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Secured Party's Liens; (v) sums paid or incurred to pay any amount or take any action required of the Debtor under this Agreement that the Debtor fails to pay or take; (vi) costs of inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Debtor's operations by the Secured Party; (vii) costs and out-of-pocket expenses of collecting checks and other items of payment, and establishing and maintaining blocked accounts and lock boxes; and (viii) costs and expenses of preserving and protecting the Collateral. The foregoing shall not be construed to limit any other provisions of the Credit Documents regarding costs and out-of-pocket expenses to be paid by the Debtor.

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

   (b) If the Debtor fails to pay when due any amount payable by it to the Secured Party hereunder (including any reimbursement obligations of the Debtor hereunder), after written notice thereof from the Secured Party, such unpaid amount shall bear interest, payable by the Debtor on demand, at a rate per annum equal to the rate borne by the Note on overdue amounts of principal.

   7.9 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service or (b) three (3) business days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, in each case addressed to the party to be notified as follows (provided that no notice to the Secured party shall be effective until actually received by it):

   If to BEW:
       BEW, Inc.
       19 Skelley Ave.
       Weymouth, MA 02189
       Attention: Anne J. Longo

   if to Ahold:
       Koninklijke Ahold NV
       Albert Heijnweg 1
       1507 EH Zaandam, The Netherlands
       Attention: Ton van Tielraden, Esq.

   if to the Debtor:
       Peapod, Inc.
       9933 Woods Drive
       Skokie, Illinois 60077
       Attention: Daniel Rabinowitz

or, as to any party, to such other address as such party shall designate for itself by like notice to the other parties. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the Persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

   7.10 Waiver of Notices. Unless otherwise expressly provided herein, the Debtor waives presentment, protest and notice of demand or dishonor and protest as to any instrument and notice of intent to accelerate the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Debtor which the Secured Party may elect to give shall, except as otherwise expressly provided herein, entitle the Debtor to any or further notice or demand in the same, similar or other circumstances.

   7.11 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no right or interest herein or any obligation hereunder may be assigned by the Debtor without the prior written consent of the Secured Party. The rights and benefits of the Secured Party hereunder shall inure to the benefit of any successor thereto and, if the Secured Party so agrees, to any Person acquiring any interest of the Secured Party in the Obligations or any part thereof.

   7.12 Indemnity of the Secured Party by the Debtor. [Intentionally Omitted]

   7.13 Final Agreement; Amendments. This Agreement and the other Credit Documents are intended by the Debtor and the Secured Party to be the final, complete, and exclusive expression of the agreement between them. This Agreement, together with the other Credit Documents, supersedes any and all prior oral or written

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

agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the Debtor and the Secured Party.

   7.14 Right of Setoff. In addition to any rights and remedies of the Secured Party provided by law, the Secured Party is authorized at any time and from time to time, without prior notice to the Debtor, any such notice being waived by the Debtor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, the Secured Party to or for the credit or the account of the Debtor against any and all Obligations owing to the Secured Party, now or hereafter existing, irrespective of whether or not the Secured Party shall have made demand under this Agreement or any Credit Document and although such Obligations may be contingent or unmatured. The Secured Party agrees promptly to notify the Debtor after any such set-off and application made by the Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

   7.15 Severability. If any part of this Agreement is contrary to, prohibited by or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

   7.16 Section Headings. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

   7.17 Counterparts. This Agreement may be executed in any number of counterparts and by the Secured Party and the Debtor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Delivery by a party by facsimile transmission of a counterpart of this Agreement signed by such party shall be effective as a manual delivery by such party of such counterpart.

   7.18 Release of Collateral. Upon payment in full of all the Obligations and the termination of the Notes and (if the Credit Agreement is executed by the Debtor and Ahold) the termination of all obligations the Secured Party to make loans to the Debtor, the Secured Party at the request of the Debtor shall promptly, and in any event within 2 Weeks after the request therefor, execute, deliver and file such instruments as the Debtor shall reasonably request (and at the Debtor's expense) in order to reassign, release or terminate its security in the Collateral.

   7.19 References. Unless and until the Credit Agreement is executed by Ahold and the Debtor and loans are made to Debtor thereunder, all references to the "Secured Party" shall be to BEW. Upon execution of the Credit Agreement by Ahold and Debtor and the repayment of the Term Loan and all other indebtedness owing to BEW by Debtor under the Credit Documents, all references herein to the "Secured Party" (except in Sections 2.16, 7.3, 7.4, 7.5 and 7.8) shall refer to Ahold; provided, however, in the event BEW is required to return any such payments to Debtor or trustee or receiver therefor, all references to the "Secured Party" shall again include BEW.

   [Remainder of this page intentionally left blank; signature pages follow]

   IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement by its duly authorized officer as of the date first written above.

                                          Debtor

                                          PEAPOD, INC.

                                            /s/ Dan Rabinowitz
                                          By: _________________________________
                                          Name: Dan Rabinowitz
                                          Title: Senior VP and Chief Financial
                                           Officer

   IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement by its duly authorized officer as of the date first written above.

                                          Secured Party

                                          BEW, Inc.

                                                     /s/ Anne J. Longo
                                          By: _________________________________
                                          Name: Anne J. Longo
                                          Title: President

   IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement by its duly authorized officer as of the date first written above.

                                          Secured Party

                                          Koninklijke Ahold NV

                                                   /s/ Ton van Tielraden
                                          By: _________________________________
                                          Name: Ton van Tielraden
                                          Title: Senior Vice President and
                                           General Counsel

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